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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 16, 1999

     CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of February 22, 1999, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust
         1999-A Revolving Home Equity Loan Asset Backed Certificates,
                               Series 1999-A).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

   Delaware                     333-60823                   95-4596514
------------------              -----------                 ----------
(State or Other Jurisdiction   (Commission               (I.R.S. Employer
of Incorporation)               File Number)             Identification No.)


       4500 Park Granada
    Calabasas, California                                       91302
    ----------------------                                    ---------
    (Address of Principal                                    (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----  --------

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


Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-A (the "Certificates").

         In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1999-A, Salomon Smith Barney Inc. ("Salomon
Smith  Barney"),   Countrywide  Securities  Corporation   ("Countrywide")  and
NationsBanc    Montgomery    Securities   LLC    ("NationsBanc    Montgomery")
(collectively, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials ("Computational Materials") for distribution to their potential investors (the "Salomon Smith Barney Computational Materials", the "Countrywide Computational Materials" and the "NationsBanc Motgomery Computational Materials", respectively). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials by Salomon Smith Barney, Countrywide or NationsBanc Montgomery. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Salomon Smith Barney Computational Materials, the Countrywide Computational Materials and the NationsBanc Montgomery Computational Materials by paper filing on Form SE.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Smith Barney Computational Materials are attached hereto as Exhibit 99.1, the Countrywide Computational Materials are attached hereto as Exhibit 99.2 and the Nations Montgomery Computational Materials are attached hereto as Exhibit 99.3.




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         * Capitalized  terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated February 17, 1999, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-A.






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




Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Company's registration statement (File No. 333-60823). The financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1999-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name in such prospectus supplement. The consent of PWC is attached hereto Exhibit 23.


















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
Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23      Consent of PWC
         99.1    Salomon Smith Barney Computational Materials
         99.2    Countrywide Computational Materials
         99.3    NationsBanc Montgomery Computational Materials













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


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By: /s/ David Walker
                                             -----------------
                                             David Walker
                                             Vice President

Dated:  February 16, 1999













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


Exhibit Index
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Exhibit                                                               Page
-------                                                               ----

23            Consent of PWC                                            7

99.1          Salomon Smith Barney Computational Materials              8

99.2          Countrywide Computational Materials                       9

99.3          NationsBank Montgomery Computational Materials           10











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



                                  EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Prospectus Supplement of CWABS, Inc. relating to Revolving Home Equity Loan Asset Backed Certificates, Series 1999-A of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts."

                                       /s/ PricewaterhouseCoopers LLP

                                       PricewaterhouseCoopers LLP

February 18, 1999
















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                                 EXHIBIT 99.1

                 Salomon Smith Barney Computational Materials

         In accordance with Rule 311(i) of Regulation S-T, the Salomon Smith Barney Computational Materials are being filed on paper pursuant to Form SE.




















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


                                 EXHIBIT 99.2

                      Countrywide Computational Materials

         In accordance with Rule 311(i) of Regulation S-T, the Countrywide Computational Materials are being filed on paper pursuant to Form SE.





















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                                 EXHIBIT 99.3

                NationsBanc Montgomery Computational Materials

         In accordance with Rule 311(i) of Regulation S-T, the NationsBanc Montgomery Computational Materials are being filed on paper pursuant to Form SE.
























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